File # 33-20158
File # 811-5469
                            Form N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
_________

Post-Effective Amendment No.   18




                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 18


                (Check appropriate box or boxes.)

                          WEXFORD TRUST
       (Exact Name of Registrant as Specified in Charter)

           12300 Perry Highway, WEXFORD, PA 15090-8318
            (Address of Principal Executive Offices)

 Registrant's Telephone Number, including Area Code    724-935-
                      5520 or 800-860-3863

 Ronald H. Muhlenkamp, 12300 Perry Highway, Wexford, PA  15090-
                              8318
             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

       immediately upon filing pursuant to paragraph (b)
   XXX    on (8/1/98) pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(1)
       on (date) pursuant to paragraph (a)(1)
       75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

if appropriate, check the following box:
  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has elected under Rule 24(f)2 to register an indefinite number of shares under the Securities Act of 1933. As of December 31, 1997 Registrant had issued a total of 3,432,778 shares for total consideration of $90,857,672. Registrant has previously filed Notice of sale of shares in accordance with Rule 24(f)-2.

                         A No-Load Fund

                         MUHLENKAMP FUND

        Telephone Number (724) 935-5520 or (800) 860-3863
                   e-mail: fund@muhlenkamp.com
               Web Page: http://www.muhlenkamp.com

                           PROSPECTUS
                         August 1, 1998

MUHLENKAMP FUND ("The Fund"), A Series of the Wexford Trust (The Registrant), is a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek to maximize total returns to its shareholders, primarily by acquiring and holding a diversified list of common stocks. The Fund may also acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective. (For further information, please refer to "Investment Objectives and Policies" section herein).

This Prospectus is designed to provide you with concise information which an investor should know about the Fund before investing. You should retain this document for future reference.

A Statement of Additional Information for the Fund, dated this same date, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy is available without charge by writing or calling the Fund at the address and telephone number listed on the cover of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  TABLE OF CONTENTS                   PAGE

EXPENSE INFORMATION                    2
CONDENSED FINANCIAL INFORMATION        3
CAPITAL OF TRUST                       5
CUSTODIAN, AUDITOR AND DISTRIBUTOR     5
ADVISORY BOARD                         6
INVESTMENT OBJECTIVES AND POLICIES     6
   OPTIONS                             7
RISK FACTORS                           8
INVESTMENT ADVISOR                     8
HOW TO BUY SHARES                      9
AUTOMATIC INVESTMENT PLAN              10
HOW TO REDEEM SHARES                   10
PORTFOLIO TRANSACTIONS                 11
BROKER ALLOCATIONS                     11
FEDERAL INCOME TAX STATUS              11
IRA AND RETIREMENT ACCOUNTS            11
APPLICATION BLANK                    INSERT

Custodian:       Investment Advisor:     Transfer Agent
Star Bank        Muhlenkamp & Co., Inc.  American Data Services,
425 Walnut       12300 Perry Highway,    Inc.
Street           Suite 306               150 Motor Pkwy., Suite
Cincinnati, OH   Wexford, PA 15090-8318  109
45201-1118       Tel: (724) 935-5520 or  Hauppauge, NY 11788
                 (800) 860-3863          Tel: (516) 385-9580
                 e-mail:                 Fax: (516) 385-7909
                 fund@muhlenkamp.com





                       EXPENSE INFORMATION

The following information is designed to help you compare the fees and expenses charged by the Fund with those of other mutual funds. As you know, the Fund is a "NO LOAD" fund, which means that you pay no sales commissions to buy shares. In addition, the Fund makes no charge when you sell shares, nor has any other deferred, hidden or other charges. As a result, all of your money goes to work for you, as follows:

1.  Shareholder Transaction
Expenses:
  Sales Commissions to Purchase           None
Shares
  Commissions to Reinvest                 None
Dividends
  Redemption Fees                         None
2.  Annual Fund Operating
Expenses  (Expenses paid out  by
the Fund before it distributed
its net investment  income, as a
percentage of its average net
assets for the   calendar year
ended December 31, 1997):
Investment Advisor's Fee                 1.00%
12b-1 Fees                                None
Other Net Operating Expenses             0.28%
Commission Credits used to Pay          -0.01%
Expenses* *
   Total Fund Expenses                      1.27%

There are certain charges associated with retirement accounts offered by the fund. (See
"IRA and Retirement Accounts")
Investors may be charged a fee by their broker if they effect transactions through a broker or agent.



  Example:
  If you bought shares of the Fund on January 1, for which you paid $1,000, and if we assume a 5% annual return, and that all shares were redeemed December 31st, you would pay the following expenses for:
        1 year     3 years    5 years    10 years
          $13         $39        $67          $148
This expense information is designed to help you understand the various costs and expenses customarily charged by mutual funds. The example, however, should not be considered as representative of future expenses or returns of the Fund. Actual expenses and returns vary from year to year and may be higher or lower than those shown. Also, the agreement with the investment advisor places certain limits on expenses, which can be charged to the Fund. See Investment Advisor Section, pages 7 & 8.

* * The Fund has a directed business arrangement with Capital Institution Services, Inc. (CIS). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. The Fund has found CIS commission rates to be less than those available from other providers. Wexford Trust and the Fund have no other relationship with CIS. The commissions paid to CIS generate non-refundable cumulative credits, which are available to pay certain expenses of the Fund.





                 CONDENSED FINANCIAL INFORMATION

The following table shows certain financial information, which depicts the Fund's yearly results. The selected per share data and ratio table is derived from the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. The audited financial statements may be found in the Fund's most recent annual report which may be obtained, without charge, by writing or calling the Fund at the number listed on the cover of this prospectus.

                      FINANCIAL HIGHLIGHTS
Selected per share data and ratios for each share outstanding throughout each period. Each year ends December 31st.
                     THE WEXFORD TRUST
            (COMPRISED OF THE MUHLENKAMP FUND)

               SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31, 1989 THROUGH DECEMBER 31,
    1997 AND THE SIX MONTH PERIOD ENDING JUNE 30, 1998.


                          Six      1997     1996     1995    1994
                         Months
                         Ended
                        June 30,
                        1998
NET ASSET VALUE,           36.55   $27.52   $21.26  $16.23  $17.86
BEGINNING OF YEAR

  Income from
Investment Operations:
    Net investment           .04     0.18     0.14   0.21    0.11
income (1)
    Net gains or            6.00     8.98     6.23   5.14   (1.39)
(losses) on securities

          Total From        6.04     9.16     6.37   5.35   (1.28)
Investment Operations

  Less Distributions:
    Dividends (from            -   (0.13)   (0.11)  (0.21)  (0.10)
investment income)
    Distributions (from    -        -         -     (0.11)  (0.25)
capital gains)
    Return of capital      -        -         -       -       -

          Total                -   (0.13)   (0.11)  (0.32)  (0.35)
Distributions

NET ASSET VALUE, END OF    42.59   $36.55   $27.52  $21.26  $16.23
YEAR

Total Return (2) (3)      16.53%   33.28%   29.90%  32.9%  (7.20)%

Net Assets, End of       207,283 $125,460  $42,038 $23,571 $16,610
Period (000's omitted)

Ratio of Total Expenses    1.30%    1.44%    1.56%   1.4%   1.57%
to Average Net Assets
(2)

Ratio of Net Expenses      1.28%    1.33%    1.54%  1.35%   1.52%
to Average Net Assets
(2)

Ratio of Net Investment    0.52%    0.53%    0.58%  1.10%   0.70%
Income to Average Net
Assets (3)

Portfolio Turnover Rate   13.85%   13.89%   16.90%  22.70%  25.60%
(3)

Average Commission Rate   0.0465   0.0205   0.0382  .0442   .0471
Paid (dollar per share)

(1) Computed on weighted average number of shares outstanding during the year.

(2) During the years ended December 31, 1992 through the six month period ending June 30, 1998, the Fund utilized the commission credits of $4,240, $5,950, $8,830, $11,000,
$5,000 and $47,425, 13,300 respectively, to pay certain expenses of the Fund. The Total return for the Fund would have been 15.6%, 18.0%, (7.2%), 32.9%, 29.9%, and 33.2%,
16.53% for the years ended December 31, 1992 through 1997 and the six month period ending June 30, 1998, respectively, without the credits.
(3) Annualized except Total Return. If Total return were annualized the rate would be 36.13%
See notes to financial statements.

                     THE WEXFORD TRUST
            (COMPRISED OF THE MUHLENKAMP FUND)

            SELECTED PER SHARE DATA AND RATIOS
    FOR THE YEARS ENDED DECEMBER 31, 1989 THROUGH 1997

                         1993   1992   1991    1990      1989

NET ASSET VALUE,        $15.20 $13.25  9.21   $11.05    $10.04
BEGINNING OF YEAR

  Income from
Investment Operations:
    Net investment       0.12    0.20  .13     0.19      .39
income (1)
    Net gains or         2.63    1.89  4.05   (1.83)     0.86
(losses) on securities

          Total From     2.75    2.09  4.18   (1.64)     1.25
Investment Operations

  Less Distributions:
    Dividends (from     (0.08) (0.14) (.11)   (0.19)    (0.25)
investment income)
    Distributions (from   -      -      -        -        -
capital gains)
    Return of capital   (0.01)   -    (.03)      -        -

          Total         (0.09) (0.14) (.14)   (0.19)    (0.25)
Distributions

NET ASSET VALUE, END OF $17.86 $15.20 $13.25   $9.21    $11.04
YEAR

Total Return            18.10% 15.80% 45.40% (14.80%)   12.50%

Net Assets, End of      $12,05        $1,962  $1,183    $1,104
Period (000's omitted)    7    $4,716

Ratio of Total Expenses 1.30%   1.41% 1.71%    1.76%    1.54%
to Average Net Assets
Ratio of  Net Expenses  1.23%   1.28%   -        -        -
to Average Net Assets

Ratio of Net Investment 0.70%   1.44% 1.17%    1.95%    3.04%
Income to Average Net
Assets

Portfolio Turnover Rate 14.10% 20.10% 52.50%  47.47%    34.46%

Average Commission Rate .0586   .0704 .1304    .0163    .0834
Paid (dollar per share)

(1) Computed on weighted average number of shares outstanding during the year.

(2)  During the years ended December 31, 1992 through   (3)
  1997, the Fund utilized commission credits of $4,240, $5,950, $8,830, $11,000, $5,000 and $47,425,
  respectively, to pay certain expenses of the Fund. The total return for the Fund would have been 15.6%, 18.0%, (7.2)%, 32.9%, 29.9%, and 33.2% for the years ended
  December 31, 1992 through 1997, respectively, without the credits.

See notes to financial statements.


The Fund, which was organized as a Massachusetts Business trust on September 21, 1987, had no financial history prior to that date. The Fund will mail a semi-annual report to shareholders maintaining an active account on June 30th of the current fiscal year. Annual reports will be mailed to shareholders maintaining an active account on December 31st of the current fiscal year. However, the Fund will not mail duplicate financial reports and prospectuses to shareholders having the same address of record. Shareholders can obtain additional copies of the financial reports and prospectus by calling or writing the Fund at the address on the cover of this Prospectus.


                        CAPITAL OF TRUST
Fund capital consists of an unlimited number of shares of
beneficial interest having a par value of $.001 each.   When
issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. The Fund is one of a series of funds registered as a Massachusetts Business Trust. As part of a trust, each fund has its own Board of Trustees which supervise fund activities and review contractual arrangements. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to amend the contract with its investment advisor, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Declaration of Trust. A majority of Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote so long as such appointments do not produce a majority of Trustees holding office. The Fund offers its own shares exclusively.
All shareholder inquiries should be directed to the Muhlenkamp Fund at the address and telephone number listed on the cover of this Prospectus.

       CUSTODIAN, AUDITOR, DISTRIBUTOR AND TRANSFER AGENT
Custodian: Star Bank, 425 Walnut Street, Cincinnati, OH 45201-1118, (513) 632-4603, has been appointed and serves as custodian of the assets of the Fund. As custodian it is empowered under agreement as agent for the Fund to hold all its assets, securities and cash in the name of the bank or in the bank's nominee name or names, and to accept instructions for the purchase, sale or reinvestment of the Fund's assets from the president of the Fund or from its investment advisor.

Auditor: Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, PA 15222-5401 (412)338-7200 has been appointed as the independent certified public accountant and auditor for the Fund. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Fund.

Distributor: Wexford Trust, P.O. Box 598 Wexford, PA 15090-8318,
Tel: (724) 935-5520 or (800) 860-3863, acts as the sole
distributor of Fund shares issued. As of the date of this Prospectus, Muhlenkamp Fund was the only fund of the Wexford
Trust series registered and in existence.

Transfer Agent: American Data Services, Inc., 150 Motor Pkwy,
Suite 109, Hauppauge, NY 11788, is the transfer agent for the Fund.


                            THE TRUST

The Wexford Trust is a Massachusetts Business Trust managed by its trustees under the laws of the Commonwealth of Massachusetts. The Wexford Trust was formed on July 6, 1988.

                         ADVISORY BOARD

Under the terms of Article XI of the Trust's Bylaws, the President of the Fund, with the approval of the Board of Trustees, may appoint up to 15 individuals to assist the President and the Trustees to define and set overall investment strategies in an attempt to reach the Fund's investment objectives as stated. The Trust currently has no advisory board.


                INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek to maximize the total return to its shareholders through a combination of income from dividends and interest and from capital appreciation, consistent with reasonable risk. This objective cannot be changed without a vote of the shareholders. The Fund's investments will normally consist of a diversified list of common stocks. The Fund may also invest in fixed-income or debt securities from time to time as stock substitutes when market conditions, in the opinion of the investment advisor, warrant such a move. Such a market condition occurred in the early 1980's when corporate interest rates exceeded corporate returns
on equity.   Such conditions are unusual; therefore, the Fund
has no expectation of investing in fixed income or debt investments on a regular or routine basis in significant amounts. Consistent with the Fund's objective of seeking to maximize total returns for Fund shareholders, the Fund from time to time may choose to invest some or all of the Fund's assets in fixed-income or debt investments, even when not using them as stock substitutes. Fixed income or debt securities will customarily be in U.S. Treasuries and Government Agency securities as well as corporate fixed income or debt securities rated A or better by one or more of the major rating services. The Fund may on occasion invest in below A rated fixed income or debt securities, but it will not exceed 5% of the portfolio. Securities rated Baa-BBB have some speculative grade characteristics and securities rated below BBB are primarily speculative. (Please refer to the Statement of Additional Information, available upon request, for bond rating categories as defined by Standard & Poors.) Fixed income securities have a set rate of interest on the face value of the instrument and not necessarily on the market value. Fixed income securities also include zero coupon bonds. Zero coupon bonds have no coupon and receive their return from the accretion in value during the lifetime of the bond. Because there is no coupon, a zero coupon bond tends to be 2-3 times more volatile relative to coupon bonds having otherwise similar characteristics.
The advisor's decision making criteria for owning equity securities uses a combination of corporate returns on equity and price-to-book value ratios. The advisor seeks equity securities in which the above criteria indicate to the advisor that available returns may exceed the current inflation rate (as measured by the CPI Index) by 4%. Fixed-income or debt securities may be owned when the yield to maturity exceeds the current inflation rate by at least 2% and is competitive with common stock returns as herein defined. Common stocks acquired will principally be of companies whose securities are listed on the major securities exchanges, although the Fund may also purchase selected companies that are traded in the over-the-counter market.
The investment advisor to the Fund does not subscribe to the philosophy that securities can be acquired and held forever, but instead believes that securities markets, as well as industries and companies, can be cyclical in nature as a result of inherent industry, corporate, or even international factors, such as technological, economic, monetary, social or political forces, either alone or in combination with one another. The life span of such cycles will vary and may be long or short-term. For these reasons, the advisor places emphasis on a business-like evaluation of current conditions and studies market history to get a better understanding of security values under different conditions, but does not try to apply historical evaluation methods directly to today's markets. While short-term swings in the marketplace are not ignored, they are subordinated by the Fund's advisor to the quest for long-term values.

Diversification is believed by the advisor to be a key investment factor. The advisor recognizes that the proportion of classes of securities to be held at any given time may vary, depending upon economic and market conditions then existing. The relationship of money instruments, bonds and stocks in the Fund's portfolio will change as the advisor perceives these conditions.

Basic investment goals the investment advisor shall bear in mind as it seeks to maximize the Fund's total return to shareholders are: (1) to preserve capital; and (2) to achieve its return expectations without subjecting the portfolio to unacceptable business or market risks.

It is the opinion of the advisor that maximum total returns are achievable when common stocks can be purchased at a discount from their true business worth. Specifically, the Fund will seek to invest its assets in companies that may have some or all of the following characteristics compared to the companies comprising a major market index like the Standard & Poor's 500:

(a)  low price-to-earnings multiples based  upon  current
and/or potential future estimated earnings of the company; (b) high total returns on equity capital; and (c) a market price per share that the advisor deems attractive relative to its per share book value -- an accounting measure of economic
worth.   Although the objective is to select stocks with these
characteristics, the advisor is aware that it is unrealistic to assume that each selection will have all of the above characteristics.
If the advisor is unable to locate investments for the Fund that meet such criteria within then-existing market or economic conditions, the Fund will adopt a temporary defensive position where it is intended that some or all of Fund assets will be "parked" in high grade money market instruments, such as bank certificates, U.S. Treasury Securities, or other similar types of short-term debt obligations.

When maintaining a cash position the Fund plans to utilize computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short term cash balances in shares of other registered investment companies, better known as "money market funds". The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short term moneys invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund's assets.

While it is the intention of the Fund to seek to achieve an objective of maximum total return to shareholders, there can be no assurance to an investor that it will be able to do so. An important element of this investment approach requires that movement of monies from one kind of investment to another be correctly timed by the advisor, which will not always be possible. Investors in the Fund should be aware that incorrect allocation of Fund assets between equity and fixed-income or debt securities could result in the Fund having a substantial portion of its assets in equity securities when prices are decreasing or a substantial portion in fixed-income or debt securities when prices of equity securities are increasing. Investors should also be aware of the risks inherent when investing in common stocks, which risks include the senior right of lenders ahead of claims of common shareholders upon liquidation of the issuing company, as well as the risk that dividends may not be earned, declared or paid by directors, which may in turn cause significant fluctuations in share market prices.

The Fund retains the right to diversify its investment portfolio by investing and reinvesting assets from time to time only in issues as necessary to be in conformity with the Investment Company Act of 1940, and to retain the Fund's qualification under Subchapter M of the Internal Revenue Code. (Please refer to Federal Income Tax section of this Prospectus for further details.)

The Fund may not lend its assets to any person or individual.

The Fund may not invest in warrants in excess of 5% of the Fund's Net Assets.

No more than 2% of the Fund's net assets may be invested in
warrants not listed on the NY or American Stock   Exchanges.

Under normal market conditions the Fund may not hold more than 15% of net assets in illiquid securities.
Panic or program selling, such as occurred in October 1987 are viewed as abnormal market conditions.

Additional restrictions the Fund has imposed upon itself are contained in its Statement of Additional Information, which is on file with the Securities and Exchange Commission and available to shareholders upon request and without cost from Wexford Trust by telephoning or writing the Trust or the Fund at the phone number/address shown on the cover of this Prospectus.

                             OPTIONS

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Funds return. The fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or in excess of the price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or
(ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase
& sell call and put options) more than 5% of its net assets in options.

Risks of Hedging and Return Enhancement Strategies

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent to the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment advisor believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction.
The inability to close option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.


                          RISK FACTORS

The investment objective of the Fund is to seek to maximize the total return to its shareholders through a combination of income from dividends and interest and from capital appreciation, consistent with reasonable risk. The focus is long-term. The classes of investment vehicles permitted are fairly broad; including stocks, bonds, cash equivalents and other investment companies. The purpose of the breadth is to allow flexibility in managing the assets, but this flexibility also entails the risk that assets will be invested in various classes of securities at the wrong time and prices. This risk is in addition to the risks inherent in each class of securities and is in addition to the short-term price risks (volatility) which often accompany a long-term approach to investing. The value of fixed-income or debt securities generally varies inversely with interest rates.

                       INVESTMENT ADVISOR
The Fund retains Muhlenkamp & Co., Inc. a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp, as investment advisor under an annual contract. Muhlenkamp & Co., located at 12300 Perry Hwy, Wexford, Pennsylvania, 15090, and the Fund share facilities, space and staff with each other.

The advisor is registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940, and with the Pennsylvania Securities Commission, Harrisburg, Pennsylvania. Accordingly, the advisor files periodic reports with both agencies, which are available for public inspection. Although Ronald H. Muhlenkamp had prior experience as an analyst with Integon Corporation, an insurance holding company that managed assets for a regulated investment company, Muhlenkamp & Co., has not previously advised a managed investment company. Mr. Ronald H. Muhlenkamp is the principal officer and investment professional at Muhlenkamp & Co., Inc. and the Fund. The advisor receives a fee from the Fund equal to 1% per annum of the average daily market value of its net assets.
Under terms of the advisory agreement, total Fund expenses cannot under any circumstances exceed 2% of the Fund's net assets. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses shall be paid by the advisor. Should the net assets of the Fund exceed $100 Million, total Fund expenses shall be limited to 1.5% of the assets over $100 Million. Any excess expenses shall be paid by the advisor.

The investment management history of Muhlenkamp & Co.,Inc. and its principal, Ronald H. Muhlenkamp, includes serving as portfolio manager and/or investment advisor to corporations, individuals, pension and profit-sharing plans and endowment funds. Mr. Muhlenkamp has been active without interruption since 1970 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional clients, in addition to the Fund.

Mr.  Muhlenkamp holds an engineering degree from  Massachusetts
Institute of Technology, an MBA from Harvard Business School and he has earned the Financial Analyst Federation's designation as a "Chartered Financial Analyst".






                        HOW TO BUY SHARES
Investors may begin an investment in Fund shares with as little as US $200 (no minimum for an IRA), by simply completing and signing the enclosed application form. All accounts must have a valid tax identification number. Return the form to Muhlenkamp Fund, C/O American Data Services, P.O. Box 5786, Hauppauge, NY 11788, or (via overnight mail courier): American Data Services, Inc. 150 Motor Pkwy. Hauppauge NY 11788, along with a check made payable to the "MUHLENKAMP FUND". Certified checks are not necessary. All purchases will be made WITHOUT ANY SALE CHARGES on the business day your properly completed application and check are in the Fund's possession. Purchase of shares for your account on the day of acceptance will be made at the Net Asset Value ("NAV") per share calculated as of that same day. The NAV is calculated for each day as of the close of business on the New York Stock Exchange (now 4:00 p.m.) and on such other days as there is sufficient trading in the Fund's portfolio of securities to materially affect its NAV per share.

Securities in the Fund's portfolio will ordinarily be valued based upon market quotes. If quotations are not available, securities or other assets will be valued by a method, which the Trustees believe most accurately reflects fair value. The NAV per share is determined at each calculation by dividing the total market value of all assets, cash and securities held, less liabilities, if any, by the total number of shares outstanding
that day.   The Fund reserves the right to reject purchase
applications or to terminate the offering of shares made by this Prospectus if in the opinion of the Board of Trustees such termination and/or rejection would be in the best interest of the shareholders. In the event your check does not clear, your order(s) will be canceled and you may be liable for losses or fees incurred, or both. For all subsequent purchases after an initial investment in Fund shares, a minimum purchase of US$100 is required, except for IRA accounts, for which no limit is applied. Purchases may be made by mail to: Muhlenkamp Fund, P.O. Box 799, Cincinnati, Ohio, 45264-0799, or (via overnight mail courier): Star Bank, 425 Walnut Street, Cincinnati OH, 45201-1118. No telephone purchases are permitted at this time.

In order to accommodate IRA investments and IRA rollovers, which are often odd amounts, the Fund offers to all IRA participants the right to invest or rollover such IRA monies in Fund shares in any amount that is eligible or allowed under current Internal Revenue Service rules, without regard to any minimum that is imposed on non-IRA accounts.

All shares purchased will be held in an account that is opened and maintained by the Fund for each shareholder and no share certificates will be issued by the Fund. All shareholders, by law, are entitled to ask to have share certificates issued. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are being strongly encouraged to have all shares held in an account maintained by the Fund itself, as has become the custom within the mutual fund industry. Should the Fund be required to issue certificates, it intends to request that the requesting shareholder, if possible, redeem all shares of the Fund and close the account rather than issue certificates. The issuing of certificates has become impractical, uneconomic and difficult to maintain when all Fund activities are electronically processed.

Each shareholder account will be credited with and will hold all shares purchased and issued, including shares issued on payment date as a result of the automatic reinvestment of dividends
and/or capital gain distributions.    Shareholders may request
dividends and distributions be paid in cash in lieu of shares simply by making a request in writing, addressed to the Fund at its current address.

Those investors desiring distributions in cash rather than in additional shares should make such request in writing, which request the Fund must reasonably be able to authenticate to the complete satisfaction of the Fund. Purchasers may telephone the Fund at (724) 935-5520 or (800) 860-3863, or write to the address shown on the cover of this Prospectus to obtain further information regarding dividend distributions. Fractional shares will be allocated to each share account for all purchases and redemptions, including reinvested distributions. For example, if a purchase of $1,000 is made at a NAV of $11.76 per share, a total of 85.034 shares will be credited to your share account on the purchase date. Fractional shares are disregarded for all voting purposes.

Certain brokerage firms have established omnibus accounts with the Fund. These accounts may produce a high volume of daily transactions. For this reason, brokerage firms holding accounts in the Fund may place orders with the Fund to purchase and/or redeem Fund shares via telephone.
                    AUTOMATIC INVESTMENT PLAN
The Fund offers an Automatic Investment Plan, which allows shareholders to authorize the Muhlenkamp Fund to debit their bank account for the purchase of Muhlenkamp Fund shares. Investments can be made up to twice a month by automatically deducting US $50 or more from the shareholder's bank account.
To participate in the automatic investment plan, a Muhlenkamp Fund Account must be opened with a minimum of US $200 (IRAs included). To establish an Automatic Investment Plan for a Muhlenkamp Fund account, complete the Muhlenkamp Fund Automatic Investment Application and include a voided, unsigned check or a savings deposit/withdrawal slip for the bank account to be debited. Additional information pertaining to the Automatic Investment Plan is in the Statement of Additional Information, which is available upon request.


                      HOW TO REDEEM SHARES
As an "Open-End" fund, the Fund offers to stand ready to redeem AT NO CHARGE all or any portion of your shares on any day that a NAV is calculated and the price paid to you will be the NAV per share next determined after the Fund receives your request for redemption. No telephone arrangements to redeem shares are being offered by the Fund at this time. All redemption requests must be in writing and signed by the owner(s) exactly as the account is registered. Redemption requests are mailed to: Muhlenkamp Fund, C/O American Data Services, Inc. , P.O. Box 5786, Hauppauge, NY 11788. If share certificates have been issued, the signature(s) on any issued share certificates must be guaranteed by an official of a commercial bank or of a member firm on the New York Stock Exchange. If a share certificate was issued, it must be deposited with the Fund before a redemption can be completed, along with all necessary legal documentation, including but not necessarily limited to, a written redemption request that has been signed and the signature guaranteed as above indicated. Payment for redeemed shares will normally be made by the Fund the next business day immediately following the redemption date. The Fund may take up to 7 calendar days to make redemption payments.

Shareholders participating in the Automatic Investment Plan may have the proceeds of their redemption deposited directly into the bank account previously designated on the Automatic Investment Application. Under most circumstances, payments will be transmitted on the third business day, or no later than 7 calendar days, following receipt of a valid request for redemption by the Muhlenkamp Fund.

Any regular, non-IRA shareholder whose share account value falls below a minimum investment amount of $100 based upon the actual dollar amount invested (i.e., not affected by changes in market value of the securities held by the Fund) may be provided written notice by the Fund of its intention to involuntarily redeem such share position. Shareholders receiving such notice who wish to maintain their investment in the Fund may do so by investing additional monies to raise the total investment account to at least $200. A reasonable time period, not to be less than 60 days, will be allowed shareholders to make this decision prior to redemption. The Fund may delay payment of redemption proceeds until it has determined that the purchase check has cleared which may take up to 15 calendar days. Although the Fund makes no redemption charge for shares redeemed, regardless of the time since date of purchase, it reserves the right to refuse or discontinue sale of shares to any investor who, in the opinion of the Fund, is or may, by frequent or short-term purchase and redemption request practices or by other actions, disrupt normal Fund operations or who otherwise, by carrying out such practices, could adversely affect the interests of the Fund or its shareholders.
                     SYSTEMATIC WITHDRAWALS
Shareholders with accounts having a value of $5,000 or more may direct that the Fund pay an automatic monthly withdrawal of any amount to any designated payee by making such request in writing and providing the signature(s) of the owner(s) exactly as the account is registered. Requested withdrawals will require that shares be redeemed as necessary each month to raise proceeds sufficient to make such payments. Redemption of shares, whether for normal voluntary or involuntary redemptions or for systematic monthly withdrawal purposes, will result in the shareholder realizing gains or losses for income tax purposes. Proceeds from redemptions will normally be mailed to shareholders at the address to which the account is registered by the Fund or to properly designated payees. Shareholders may also receive their proceeds from a systematic redemption directly into their bank account via the Automated Clearing House (ACH). Redemptions via ACH are performed on the 5th, 15th, or 25th day of each month. If the 5th, 15th, or 25th day of the month falls on a weekend or holiday, the redemption will occur
on the next business day.   In order to receive proceeds from a
systematic redemption via the ACH system, a shareholder must properly complete a Muhlenkamp Fund Automatic Withdrawal Application. Systematic withdrawals for the purpose of making
monthly payments may reduce or  exhaust an account.   The right
is reserved to amend systematic monthly withdrawals any time on thirty days written notice, which may be terminated at any time by the investor or by the Fund with proper notice.


                     PORTFOLIO TRANSACTIONS
The policy of the Fund is to limit portfolio turnover to transactions necessary to carry out its investment policies and/or to obtain cash, as necessary, for redemptions of its shares. The Fund's portfolio turnover rate, which is the lesser of the total purchases or sales on an annualized basis, divided by the average total market value of the assets held, will vary from period to period depending upon market conditions. The fund has had an average turnover rate of 31% over the last 7 years. It is anticipated the Fund will generally not exceed a turnover rate of 100% per year in normal market conditions. High portfolio turnover incurs additional brokerage costs and creates portfolio gains or losses, which affect shareholder return rates and taxes. Refer to sections herein entitled "Broker Allocations" and "Federal Income Tax" for more information on these subjects.


                       BROKER ALLOCATIONS
The placement of orders for the purchase and sale of portfolio securities will be made under the control of the President of the Fund, subject to the overall supervision of the Board of Trustees. All orders are placed at the best price and best execution obtainable, except that the Fund shall be permitted to select broker-dealers who provide economic, corporate and investment research services if in the opinion of the Fund's management and Board of Directors, such placement serves the best interests of the Fund and its shareholders.


                       FEDERAL TAX STATUS
It is intended that the Fund will elect and qualify for the special treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Accordingly, in any fiscal year in which the Fund distributes substantially all of its taxable net income and otherwise qualifies as a regulated investment company, it will be relieved of paying federal income taxes. Dividends paid to shareholders by the Fund are in effect distributions of its investment income. Capital gains as well as dividends of investment income are taxable to shareholders, regardless of whether a shareholder chooses to take them in cash or receives them as additional shares. Distributions by the Fund to its shareholders of long and short-term capital gains realized, if any, retain their character as capital gains. Long-term capital gains are currently taxed differently from investment income and short-term capital gains. From the standpoint of the shareholder who requests redemption of shares by the Fund, as of the date of this Prospectus, the tax treatment of any gain or loss realized may be treated differently from ordinary investment income. Because tax rules are changing, advice from shareholder's own tax counsel is recommended regarding the taxability of Fund distributions and the deductibility of Fund expenses. For tax purposes, the Fund will notify all shareholders as soon as possible after the end of each calendar year of all amounts and types of dividends and distributions paid out and the amount of the shareholder's allocable share of investment expenditures.


                   IRA AND RETIREMENT ACCOUNTS
Any employed individual and her or his spouse may open one or more Individual Retirement Accounts ("IRAs") each, the number and amounts limited only by the maximum allowed contribution per year. Existing IRA accounts of any amount may also be "rolled over" at any time into a new "self-directed IRA" account invested in Fund shares. The Fund's custodian, Star Bank, is empowered and agrees to act as custodian of all shares
purchased.   Monies deposited into an IRA account with the Fund
may only be invested in its shares upon the filing of the appropriate forms. The forms and disclosures needed before investing IRA monies in Fund shares may be obtained by telephone at (724) 935-5520 or (800) 860-3863, or in person or by written request mailed to the address shown on the cover of this prospectus. There are fees associated with maintaining or closing an individual retirement account. A fee schedule is attached to all IRA applications. All fees are subject to change at any time.

Monies deposited into other types of profit-sharing, pension or retirement plans, including Keogh accounts, may also be invested in Fund shares. However, the qualification and certification of such "Plans" must first be pre-arranged with the investor's own pension or tax specialists who would assist and oversee all plan compliance requirements. Although the Fund will endeavor to provide assistance to those investors interested in establishing such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment, compliance or maintenance of retirement plans. Therefore, it is recommended that professional counsel be retained by the investor before investing other than IRA plan monies in Fund shares.


                       YEAR 2000 STATEMENT

In anticipation of the millennium change Muhlenkamp & Company has undertaken a Year 2000 project to ensure that all computer applications meet standards required to process and report properly. Muhlenkamp & Company intends to have its systems Year 2000 compliant by December 1998.

Muhlenkamp & Company has evaluated its vendor plans and is actively monitoring project milestones. The principal vendors/service providers to the Muhlenkamp Fund are American
Data Services Inc and Star Bank.

American Data Services (ADS)

The three primary systems utilized by ADS to service their clients are the PAIRS System, Phoenix Software Services' transfer agency system, and the Periphonics System. The PAIRS and Periphonics systems were designed to be year 2000 compliant. To date, tests on these systems have certified their year 2000 compliance. These tests will be completed by year-end 1998.
The Phoenix Software Services' transfer agency system was scheduled to become Year 2000 compliant in two steps. The first step has been accomplished. The second step will be completed on schedule no later than December 1998.


Star Bank

As a National Bank, Star Bank is regulated by the Office of the Comptroller of the Currency (OCC). The OCC includes Year 2000 compliance in regular annual exams and has specific standards for all banks, including a requirement that the banks demonstrate Year 2000 issues to be addressed by the end of 1998.






               STATEMENT OF ADDITIONAL INFORMATION
                               for
                         MUHLENKAMP FUND

                         August 1, 1998

MUHLENKAMP FUND [the "Fund"], a series of the Wexford Trust, is an open-end diversified management investment company organized as a business trust.

This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus dated the same date, a copy of which may be obtained without charge from the Fund by calling or writing its corporate offices at the address and telephone numbers herein noted.


                     Table of Contents

                                                        Page

Investment Objectives and                                 2
Policies................................................


Investment                                                3
Restrictions............................................

Non-Fundamental Investment                                4
Restrictions............................................


History and Background of Investment                      4
Advisor.................................................
 .

Board of Trustees and                                     5
Officers................................................


Investment Advisory                                       6
Board...................................................

Brokerage                                                 6
Allocations.............................................

Net Asset Value                                           6
Calculation.............................................


Purchase of                                               7
Shares..................................................


Redemption of                                             8
Shares..................................................


Federal Tax                                               8
Status..................................................


Capital                                                   9
Structure...............................................


Performance                                               9
Data....................................................


Financial                                                 1
Information.............................................  0


Appendix................................................  1



Custodian:       Investment Advisor:     Transfer Agent
Star Bank        Muhlenkamp & Co., Inc.  American Data Services,
425 Walnut       12300 Perry Highway     Inc.
Street           Wexford, PA 15090-8318  150 Motor Pkwy
Cincinnati, OH   Tel: (724) 935-5520 or  Hauppauge, NY 11788
45201-1118       (800) 860-3863          Tel: (516) 385-9580
(513) 632-4603   e-mail:                 Fax: (516) 385-7909
                 fund@muhlenkamp.com





                Investment Objective and Policies

It is the intention of the Fund to attempt to maximize total returns for its shareholders by seeking income from dividends and interest as well as capital gains from increases in the value of its investments. Investments will be in common stocks most of the time unless the stock market environment has risen to a point where the advisor to the Fund, Muhlenkamp & Co., Inc., (MCI), can no longer find equity securities that have been determined to be undervalued. During such periods investments will be made in fixed-income or debt investments until such time as more attractive common stocks can be found for purchase.

MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of management. Therefore, the Fund spends time in an attempt to assess management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visitations to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. Therefore, there can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCI's belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

Consistent with MCI's objective of seeking to maximize total returns for Fund shareholders MCI from time to time may also choose to invest some or all of the Fund's assets in fixed-income or debt investments of the types more fully described in the Fund's Prospectus dated this same date. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed investment restrictions is contained in the Appendix of this statement and the prospectus)

MCI recognizes that while the Fund remains small in size (less than $100 million in total assets at current market), MCI may have greater flexibility in achieving its objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved unto itself the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever in its collective wisdom it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so.

It should be clear to investors in Fund shares that MCI believes income is important in maximizing total returns. The Fund's advisor is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (For Details, See Federal Tax Status.) Fund shareholders should understand that when MCI makes investment decisions, such tax considerations will be secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual company's attractiveness as an investment. It is also founded on MCI's belief that tax rates in general, are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

                     Investment Restrictions

Under the terms of the BY-LAWS of the Fund on file in its Registration Statement under the Investment Company Act of
1940, the Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its BY-LAWS and in accordance with requirements under the Investment Company Act of 1940. Accordingly, the Fund will not:

[A]  Invest in the purchase and sale of real estate.
   [B] Invest in , futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs.
[C] Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing.
[D] Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

Note: As of December 31, 1994, the Fund inadvertently had invested more than (10%) of its funds in other investment companies since its funds were placed in the Trust for U.S. Securities. The Advisor erroneously believed that the Fund received the attributes of the investments of the Trust for U.S. Securities investments, as it does for tax purposes. Excess funds will be utilized to directly purchase U.S. Treasury Securities.
[E] Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.
[F]   Invest or  deal  in securities which  do  not have quoted
markets.
[G] Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or government agency securities.
[H] Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. government securities.
[I] Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.
[J] Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.
[K]  Sell securities short.
[L] Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)
 [M] Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund plans to utilize computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as "money
market funds",   whose  primary objective is  safety  of
principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. government and agency issues. The Fund will not be acquiring
such shares as   permanent investments but rather will be
utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund's assets. As of December 31, 1994 the Fund shall limit custodian bank's automatic investment of short-term funds so as not to "invest" a greater percentage of its assets than is permitted by regulation, which is presently 5% of its total assets in securities of any single investment company nor more than 10% of its total assets in securities of investment companies overall.




             Non-Fundamental Investment Restrictions

Pursuant to Agreements with State Regulators, the Fund will not:

A.  Invest in Real Estate Limited Partnerships.
B. Invest in warrants in excess of 5% of the Fund's Net Assets; no more than 2% of the
      Fund's net assets may be invested in warrants not listed on the NY or American Stock
      Exchanges.
C. Under normal market conditions the Fund may not hold more than 15% of net assets in illiquid securities.
D. Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders' fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission.
 .


          History and Background of Investment Advisor

The investment advisor to the Fund is Muhlenkamp & Co., Inc., [MCI]. MCI is a Pennsylvania corporation practicing as an Investment Advisor. MCI is registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the Pennsylvania Securities Commission, Harrisburg, PA.

MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name which has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCI's principal activity is to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCI's principal investment professional, has been employed or active as an investment advisor doing investment research or managing investment portfolios since 1970. In addition to the above duties, he holds responsibilities as President and Director of MCI and is the principal in charge of all its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology and a Masters of Business Administration degree from Harvard Business School. In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.

Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC., before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975 Mr. Muhlenkamp joined C.S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977 Mr. Muhlenkamp left C.S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.

It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios and which has been described herein and in the Fund Prospectus.

However, relative to individually managed accounts , the Fund will have more freedom to sell stocks when they reach price targets, regardless of tax implications. This is so because investment portfolios for individuals tend to be more constrained by tax considerations than the Fund intends to be. As a result, turnover for regulated investment company portfolios, on average, is higher than for individual portfolios.

MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives
compensation.   MCI,  as investment advisor to the Fund,
renders such services under a contract that provides for payment to MCI of a fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund's assets. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by most other investment companies. The advisory contract between MCI and the Fund is subject to approval annually by the Fund's Board of Trustees, including a majority of the disinterested Trustees, and is terminable upon 30 days written notice, one party to the other.

All employees of the investment advisor who perform duties for the Fund shall remain employees of MCI, which shall bear all employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, such contract is automatically terminated. It is anticipated that total costs of Fund operation will be restricted by regulations in those states in which the Fund anticipates it will seek to be registered. At present this maximum fee restriction is commonly set at 2% of the total assets of the company.

                        Board of Trustees

The names of Board of Trustees of the Fund, as elected by shareholders at the trust's Annual Meeting of Shareholders, and their respective duties and affiliations are as follows:


                                            Past Five Year
                      Position With         Business
Name and Address      The Fund              Affiliations
                                            and Primary
                                            Occupation
Ronald H.             President,  Trustee   Investment Advisor
Muhlenkamp*                                 and Principal,
Investment Advisor                          Muhlenkamp &
and                                         Company, Inc.
12300 Perry Hwy               Treasurer &      Principal,
Muhlenkamp &
Wexford, PA 15090             Trustee
Co., Inc.

Alfred E. Kraft       Trustee               Management
202 Fan Hollow Rd                           Consultant
Uniontown, PA 15401

Terrence McElligott   Trustee               President, West Penn
4103 Penn Ave                               Brush & Supply, Inc.
Pittsburgh, PA 15224
     *Interested persons as defined under the Investment Company Act of 1940


                                        Pension or
                                        Retirement      Estimated
                 Position   Aggregate   Benefits        Annual
Name             with Fund  Remunerati  Accrued During  Benefits
                            on          Registrants     Upon
                                        latest fiscal   Retirement
                                        Year
Ronald H.        Trustee &  0           0               0
Muhlenkamp       Pres.
Alfred F. Kraft  Trustee    0           0               0
Terrence         Trustee    0           0               0
McElligott






                    Investment Advisory Board

Although the Fund currently has no advisory board, the BY-LAWS of each fund series permits the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the president and the trustees to define and set overall investment strategies in an attempt to reach the Fund's investment objectives as stated. Members of this advisory board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve totally at the pleasure of the President. They will have no direct, active contact with the Fund, they will have no knowledge of its daily operations nor are they to be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees, and by MCI from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.

In the opinion of the advisor the combined experience and insight of advisory board members tends to support the Fund's objectives and is expected to prove useful to the investment advisor to the Fund.

                      Brokerage Allocations

It is the Fund's policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its share-holders, all factors considered.

                   Net Asset Value Calculation

The net asset value per share is computed by dividing the aggregate market value of Fund assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange (NYSE), which is currently 4:00 p.m. (New York City time), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed-income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income or debt securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed-income or debt securities. Money market instruments are valued at cost which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange
Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                       Purchase of Shares

Initial Purchases: Investors may begin an investment in Fund shares with as little as US $200 (no minimum for an IRA), by simply completing and signing the enclosed application form.
All accounts must have a valid tax identification number.
Return the form to Muhlenkamp Fund, C/O American Data Services, P.O. Box 5786, Hauppauge, NY 11788, or (via overnight mail courier): American Data Services, Inc. 150 Motor Pkwy. Hauppauge NY 11788, along with a check made payable to the "MUHLENKAMP
FUND".     A  sample copy of the application form is  made  a
part of the Fund's Prospectus and is available to prospective investors upon request to the Wexford Trust, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the net asset value determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker, or the broker's authorized designee.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by mail to Muhlenkamp Fund, P.O. BOX 799, Cincinnati, Ohio, 45264-0799. All subsequent purchases must be made in increments of no less than $100, unless you are participating in the Automatic Investment Plan where $50.00 is the minimum. (See Automatic Investment Plan.) There is no minimum purchase amount for IRAs and Retirement Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. No sales charge shall be made for subsequent purchases.

Reinvestments: The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

Issuance of Share Certificates: All shareholders, by law, are entitled to ask to have share certificates issued. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are being strongly encouraged to have all shares held in an account maintained by the Fund itself, as has become the custom within the mutual fund industry.

Automatic Investment Plan:   The Automatic Investment Plan
allows shareholders to authorize the Muhlenkamp Fund to debit their bank account for the purchase of Muhlenkamp Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholder's bank account. In order to participate in the Automatic Investment Plan an account in the Muhlenkamp Fund must be opened with a minimum of $200 (IRAs included) and an application for automatic investment must be completed. Cancellation of the automatic investment plan or changes to the amount or frequency of the automatic purchase may be made at any time, by notifying the Muhlenkamp Fund in writing at least 5 days before the order is effective.

Shares will be purchased at the price next determined following receipt of funds by the Muhlenkamp Fund. The Muhlenkamp Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholder's bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

To establish an automatic investment plan for a Muhlenkamp Fund account, complete the Muhlenkamp Fund Automatic Investment Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Muhlenkamp Fund receives the Automatic Investment Application in good order.

                      Redemption of Shares

Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund's
Prospectus dated this same date.   All normal voluntary,
involuntary or Systematic Monthly Withdrawal redemptions are subject to the terms and conditions as set forth in the prospectus.

All shareholders, by law, are entitled to ask to have share certificates issued. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are being strongly encouraged to have all shares held in an account maintained by the Fund itself, as has become the custom within the mutual fund industry. If share certificates are issued for any reason, however, and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates must be signed and contain a proper signature guarantee by an official of a commercial bank or a New York Stock Exchange member firm, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.

Shareholders participating in the Automatic Investment Plan may have the proceeds of their redemption deposited directly into the account previously designated on the Automatic Investment Application. Under most circumstances, payments will be transmitted on the third business day or no later than 7 calendar days following receipt by the Muhlenkamp Fund of a valid request for redemption.

                       Federal Income Tax

It is intended that the Fund qualify for and elect the special
tax treatment afforded a "regulated  investment   company" under
subchapter M of the Internal Revenue Code. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Invest and re-invest so that less than 30 percent of its gross income is derived from the sale or other disposition of stock or securities held for less than three months; (4) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; (5) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

Dividends paid out as distributions to Fund shareholders are derived from interest and dividends it receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.

A regulated investment company must also provide a written statement on or before January 31 of the subsequent year containing the following information: The name and address of the regulated investment company; the name and address of the shareholder; a statement indicating that the pass-through entity is required to report the amount of the allocable affected expenses pursuant to Regulation Section 1.67(n)(i)(i); the amount of income deemed distributed to the investor; and the amount of expenses required to be allocated to the investor.



                        Capital Structure

Under the terms of the Trust's Declaration of Trust, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Declaration and bylaws: (1) elects a majority of Fund Trustees; (2) must approve advisory contracts;
(3) can terminate the Trust; and 4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of over- seeing the day to day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as a majority of Trustees then serving have been elected by shareholders.

                        Performance Data

The average total return quotations for 1, 5, and 10 years ending on 12/31/97 are as follows. It equates the initial amount to the Ending Redeemable Value: P(1+T)^n=ERV.
P = Initial Purchase of $1,000
T = Average Annual Total Return for the period.
n = Number of Years in the period.
ERV = Ending Redeemable Value at end of applicable 1, 5, and 10 year periods, or fraction thereof.

 Period    Initi   Average    Ending Redeemable
             al    Annual           Value
           Purch   Return         (12/31/97)
            ase
 1 Year    $1,00   33.28%           $1,333
 (since      0
12/31/96)
 5 Years   $1,00    20.35%          $2,525
 (since      0
12/31/92)
  Since    $1,00   16.77%           $4,142
Inception    0
(11/1/88)

The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund's total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Fund's dividends and capital gains distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year -by-year results.

                      Financial Information

The Fund's most current Financial Statements are provided to all as part of the Prospectus and will also be furnished without charge upon request by calling or writing the Fund at the address on the cover of this Prospectus. The annual report contains further information about the Fund's performance.
The Fund will mail a semi-annual report to shareholders maintaining an active account on June 30th of the current fiscal year. Annual reports will be mailed to shareholders maintaining an active account on December 31st of the current fiscal year. However, the fund will not mail duplicate financial reports and prospectuses to shareholders having the same address of record. Shareholders can obtain additional copies of the financial reports and prospectus by calling or writing the Fund at the address on the cover of this Prospectus.

                    Significant Shareholders

The following shareholders have a position with the Fund that is greater than 5% of total net assets as of the date of this statement:

National Financial Services
Charles Schwab & Company


























                            APPENDIX

Bond Rating Categories as Defined by Standard & Poor's are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

  "A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.
  The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.
  The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.
  The ratings are based, in varying degrees, on the following considerations:
I.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.  Nature of and provisions of the obligor;
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.
AAA - Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB,B,CCC,CC,C - Debt rated BB,B,CCC,CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI - The rating is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.
NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."















                             PART C

     RE REGISTRATION OF MUHLENKAMP FUND OF THE WEXFORD TRUST
 ============================================================
Item 24. (a) Financial Statements.
     *1. Financial Statements with Notes.  The Fund's annual
report for the fiscal year                       ending
December 31, 1997 or a more recent semi-annual report is being
sent         with the Prospectus and are not sent with the
Statement of Additional                       Information.

        (b) Exhibits.
         ** 1. Code of Ethics
         ** 2. Declaration of Trust, State of Massachusetts
         ** 3. Trust BY-LAWS, Including Indemnification Clause ** 4. Specimen Stock Certificate
         ** 5. Investment Advisory Contract
          * 6. Agreement with Custodian Bank
         ** 7. Legal Opinion re Issuance of Shs. Bene. Int.
         ** 8. 20 Signed Original Investor Subscriptions
              **  9. Specimen IRA Account Opening Form
                      * 10. Auditors Consent To Publish
Financial Statements
            11. Copies of any other Opinions, appraisals or
Rulings and Consents to the use                     thereof
relied in the preparation of the registration statement.

             (NOTE: All Item 24 exhibits have been or will be provided as follows:

                    * Enclosed herewith
                  ** Previously submitted in the registration filed 11/15/88

Item 25.  Persons Controlled by or Under Common Control with
          Registrant.

           None


Item 26. Number of Holders of Securities at June 30, 1998 is as follows;

             Title of Class               Number of Record
Holders

            Shares of Beneficial
            Interest                      19,423

Item 27. BY-LAWS Article XI, Indemnification of Officers and Trustees:
      (Indemnification Provision included herein by Reference
      Article IV, Section 4.2 of
      Declaration of Trust, included as an exhibit to the Registration Statement filed 11/15/88, a copy of which indemnification provision is attached as an exhibit hereto, which in summary provides that Trustees and Officers of Wexford Trust-Muhlenkamp Fund shall be eligible to be indemnified by the Trust for claims filed against them by virtue of their acting in that capacity, excepting or willful misconduct, breach of trust, bad faith, gross negligence or reckless disregard of their official duties and responsibilities.)

      In addition, the investment Advisory Contract provides that the Advisor will not be held liable for mistakes in judgment unless the Advisor is guilty of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Investment
      Advisory Contract.

       "Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted by directors, trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."
      In respect to indemnification provisions, the Trust will comply with Securities Act of 1933 releases #7220 and 11330.
Item 28.  Business and Other Connections of Investment Advisor.

      none
Item 29.  Principal Underwriters.

      Fund shares self-distributed

Item 30.  Location of Accounts and Records.

      American Data Services, Inc.
      150 Motor Parkway
      Hauppauge, N.Y. 11788

Item 31.  Management Services.
     None. Not applicable
     Item
     32.  Undertakings  None.






                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Wexford, the State of Pennsylvania, this 1st day of August, 1998.

/S/ Ronald H. Muhlenkamp

      Wexford Trust By Ronald H. Muhlenkamp, President


BY: /S/ Ronald H. Muhlenkamp
         Ronald H. Muhlenkamp, President &  Trustee



BY: /S/ Alfred F. Kraft
                  Alfred F. Kraft, Trustee


BY: /S/ Terrence McElligott
                Terrence McElligott, Trustee